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                                                                 EXHIBIT 10.3(a)



                             PEREGRINE SYSTEMS, INC.

                             1994 STOCK OPTION PLAN

                       (AS AMENDED THROUGH JULY 14, 1999)


         1. PURPOSES OF THE PLAN. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                  (a) "ADMINISTRATOR" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

                  (b) "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

                  (c) "BOARD" means the Board of Directors of the Company.

                  (d) "CODE" means the Internal Revenue Code of 1986, as amended.

                  (e) "COMMITTEE" means a Committee appointed by the Board of Directors in accordance with Section 4 of the Plan.

                  (f) "COMMON STOCK" means the Common Stock of the Company.

                  (g) "COMPANY" means Peregrine Systems, Inc., a Delaware corporation.

                  (h) "CONSULTANT" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services.

                  (i) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means that the employment or consulting relationship or directorship is not interrupted or terminated by the Employee, Consultant or Director or the Company, or any Parent or Subsidiary. Continuous Status as an Employee, Director, or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Company, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon


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the expiration of such leave is guaranteed by contract (including certain
Company policies) or statute; provided, further, that on the ninety-first
(91st) day of any such leave (where reemployment is not guaranteed by contract or statute) the Optionee's Incentive Stock Option shall cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

                  (j) "DIRECTOR" shall mean a member of the Board.

                  (k) "DISABILITY" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                  (l) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (n) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                               (i)    If the Common Stock is listed on any
established stock exchange or a national market system, including without limitation the National Market System or the Nasdaq SmallCap Market of the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such exchange or system for the last market trading day prior to the time of determination) as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

                               (ii)   If the Common Stock is regularly quoted
by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable or;

                               (iii)  In the absence of an established market
for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                  (o) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (p) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

                  (q) "NOTICE OF GRANT" means a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

                  (r) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (s) "OPTION" means a stock option granted pursuant to the Plan.

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                  (t) "OPTION AGREEMENT" means a written agreement between the
Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                  (u) "OPTIONED STOCK" means the Common Stock subject to an Option.

                  (v) "OPTIONEE" means an Employee, Director, or Consultant who receives an Option.

                  (w) "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (x) "PLAN" means this 1994 Stock Option Plan, as amended.

                  (y) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                  (z) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 11 below.

                  (aa)"SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 24,592,000, plus an annual increase, effective January 1 of each calendar year beginning January 1, 1999 and ending January 1, 2003, equal to such number of additional Shares of Common Stock as may then be required to fix the number of Shares of Common Stock then available for new Option grants at an amount not less than the lesser of (i) four percent (4%) of the Company's then issued and outstanding Common Stock or (ii) 16,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

         4. ADMINISTRATION OF THE PLAN.

                  (a) PROCEDURE.

                               (i)    MULTIPLE ADMINISTRATIVE BODIES. The Plan
may be administered by different Committees with respect to different Optionees.

                               (ii)   SECTION 162(m). To the extent that the
Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                               (iii)  RULE 16b-3. To the extent desirable to
qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

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                               (iv)   OTHER ADMINISTRATION. Other than as
provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

                  (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority, in its discretion:

                               (i)    to determine the Fair Market Value of the
Common Stock, in accordance with Section 2(m) of the Plan;

                               (ii)   to select the Consultants, Directors, and
Employees to whom Options may from time to time be granted hereunder;

                               (iii)  to determine whether and to what extent
Options are granted hereunder;

                               (iv) to modify or amend each Option, including
the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                               (v)    to approve forms of agreement for use
under the Plan;

                               (vi)   to determine the terms and conditions, not
inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option of the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                               (vii)  to determine whether and under what
circumstances an Option may be settled in cash under Section 9 instead of Common Stock;

                               (viii) to reduce the exercise price of any Option
to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

                               (ix)   to allow Optionees to satisfy withholding
tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                               (x)    to construe and interpret the terms of the
Plan and awards granted pursuant to the Plan; and

                               (xi)   to prescribe, amend, and rescind rules and
regulations relating to the Plan, including rules and regulations relating to subplans established for the purpose of qualifying for preferred tax treatment under foreign tax laws.

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                  (c) EFFECT OF ADMINISTRATOR'S DECISION. All decisions,
determinations, and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

         5. ELIGIBILITY.

                  (a) Nonstatutory Stock Options may be granted to Employees, Directors, and Consultants. Incentive Stock Options may be granted only to Employees. An Employee, Director, or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

                  (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares underlying Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) in excess of $100,000, such excess shall be treated as Nonstatutory Stock Options.

                  (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company or service as a Director, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment, service as a Director or consulting relationship at any time, with or without cause.

                  (e) LIMITATIONS.

                               (i)    No Employee shall be granted, in any
fiscal year of the Company, Options to purchase more than 450,000 Shares.

                               (ii)   The foregoing limitation shall be adjusted
proportionately in connection with any change in the Company's capitalization as described in Section 11(a).

                               (iii)  If an Option is canceled (other than in
connection with a transaction described in Section 11), the canceled Option will be counted against the limit set forth in Section 5(e)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

         6. TERM OF PLAN. The Plan became effective upon its adoption by the Board of Directors. It shall continue in effect for a term of ten (10) years from such date, unless sooner terminated under Section 13 of the Plan.

         7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

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         8. OPTION EXERCISE PRICE AND CONSIDERATION.

                  (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                               (i)    In the case of an Incentive Stock Option

                                      (1) granted to an Employee who, at the
time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                      (2) granted to any Employee other than an
Employee described in the preceding paragraph, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                               (ii)   In the case of a Nonstatutory Stock
Option, the per Share exercise price shall be determined by the Administrator. However, in the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                               (iii)  Notwithstanding the foregoing, Options
may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

                  (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option have been owned by the Optionee for more than six months on the date of surrender and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; (6) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, or (7) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

         9. EXERCISE OF OPTION.

                  (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. All Options granted hereunder shall be exercisable at the rate of at least 20% per year over five years from the date the Option is granted. An Option may not be exercised for a fraction of a Share.

                           An Option shall be deemed to be exercised when
written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under the Plan. Until the issuance (as evidenced by the appropriate entry on the books of

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the Company or of a duly authorized transfer agent of the Company) of such
Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan.

                           Exercise of an Option in any manner shall result in
a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) TERMINATION OF CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR, OR CONSULTANT. In the event that an Optionee's Continuous Status as an Employee, Director, or Consultant terminates (but not in the event of a change of status from Employee to Consultant (in which case an Employee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the ninety-first
(91st) day following such change of status) or from Consultant to Employee) other than upon the Optionee's death or disability, the Optionee may exercise his or her Option, within 90 days of the date of termination, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant); provided, however, that (i) the Administrator may in its discretion extend the period of exercisability of the Option beyond a termination of an Optionee's Continuous Status as an Employee, Director, or Consultant until a date not later than the expiration of the term of such Option as set forth in the Notice of Grant and (ii) the Administrator may in its discretion extend the termination date for the purpose of vesting accrual to a date beyond the actual termination date of employment (the "deemed termination date") (but in no event may the deemed termination date be later than the expiration of the term of such Option as set forth in the Notice of Grant). In the event the Administrator shall exercise such discretion to extend the term of an Option, such Option shall be exercisable during such extended term to the extent it was exercisable at the date of such termination or the deemed termination date, as applicable. Similarly, in the event the Administrator shall exercise such discretion to extend the termination date of an Optionee, such Option shall be exercisable during such term (or such extended term if applicable) to the extent it would be exercisable at the deemed termination date. If at the date of termination the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If after termination the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (c) DISABILITY OF OPTIONEE. In the event of termination of an Optionee's Continuous Status as an Employee, Director, or Consultant as a result of his or her Disability, Optionee may, but only within six (6) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee is not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (d) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option shall vest and become exercisable as to all of the Shares subject thereto and may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so

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exercised with the specified time, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (e) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         10. NON-TRANSFERABILITY OF OPTIONS. Unless determined otherwise, by the Administrator, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

         11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

                  (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                  (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

                  (c) MERGER, SALE OF ASSETS, OR STOCK TRANSFER. In the event of
(i) a merger or consolidation of the Company with or into another corporation resulting in the outstanding voting securities of the Company immediately prior thereto representing (either by remaining or by being converted into voting securities of the surviving entity) less than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;
(ii) the sale of all or substantially all of the assets of the Company; or (iii) the sale or other transfer by John Moores and any stockholder affiliated (within the meaning of the Securities Act) with Mr. Moores, in a single transaction or a series of related transactions, of shares of Common Stock constituting more than fifty percent (50%) of the then outstanding Common Stock of the Company to any person or entity not affiliated with Mr. Moores or the Company, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. Notwithstanding the provisions of clause (iii) above, any such sale or other transfer by Mr. Moores or any stockholder affiliated with Mr. Moores of shares of Common Stock through a registered public offering of securities under the Securities Act, or in compliance with the requirements of paragraphs (c),
(d), (e), and (f) of Rule 144 under the Securities Act, shall not cause the Option to become fully vested and exercisable. If an

Option becomes fully vested and exercisable in the event of a merger or consolidation, sale of assets, or sale or transfer of Common Stock by Mr. Moores as provided above, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable.

         12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

         13. AMENDMENT AND TERMINATION OF THE PLAN.

                  (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

         14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         16. AGREEMENTS. Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

         17. STOCKHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.